UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - July 20, 2007
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 0-22810              03-0311630
   (State or other jurisdiction    (Commission           (IRS Employer
        of incorporation)          File Number)          Identification
                                                            Number)

             1000 Crawford Place, Suite 400, Mount Laurel, NJ 08054
               (Address of principal executive offices) (Zip Code)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 24.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))



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Item 2.01    Completion of Acquisition of Assets.
             -----------------------------------

     a. On July 20, 2007, Mace Security International, Inc., a Delaware corporation ("MSI") completed the purchase of all of the outsanding common stock of Linkstar Interactive, Inc. ("Linkstar") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated July 12, 2007 between with Linkstar Interactive, Inc., a Delaware corporation ("Linkstar") and Maurry Mendelovich, Colin McIntyre, Michael Katz, Shawn Mendelovich, Christine McIntyre and Emily Pender (collectively, the "Shareholders"). The Stock Purchase Agreement was filed as a material agreement in a Current Report on Form 8-K dated July 12, 2007.

     b. Linkstar is an online advertising and digital marketing company. Linkstar's primary assets are inventory, accounts receivable, proprietary software, customer contracts, and its business methods.

     c. The common stock of Linkstar was purchased from the Shareholders who had no prior relationship with MSI.

     d. The consideration paid by MSI for the Linkstar common stock was $10,338,000 (the "Purchase Price"), which consists of (a) $6,838,000 in cash;
(b) promissory notes totaling $500,000, bearing 5% interest per annum and having principal plus interest due and payable on January 3, 2008; and (c) 1,176,471 shares of Mace's common stock (having a total value of $3,000,000 based on the closing price per share of MSI's common stock as reported by the Nasdaq Global Market on the fifth trading day prior to the Closing Date). In addition to the Purchase Price, pursuant to the Stock Purchase Agreement, MSI funded $162,000 of working capital to Linkstar which used the funds to redeem outstanding options and pay certain employee bonuses.

     A copy of the press release, issued July 23, 2007, announcing the completion of the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

             (a) Financial Statements of Business Acquired.

In accordance with the applicable regulations under the Securities and Exchange Act of 1934 and after review of the financial statements of Linkstar Interactive, Inc., the registrant has concluded that Securities Exchange Act rules do not require the filing of financial statements with respect to the acquired company. Accordingly, the Registrant is not filing financial statements herewith.

             (d) Exhibits.

Exhibit No.        Description
-----------        -----------

99.1 Press Release, issued July 23, 2007, relating to the completion of the acquisition set forth in the Stock Purchase Agreement, dated July 12, 2007, by and among Mace Security International, Inc., Linkstar Interactive, Inc. and Maurry Mendelovich, Colin McIntyre, Michael Katz, Shawn Mendelovich, Christine McIntyre and Emily Pender.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: July 24, 2007                 Mace Security International, Inc.
                                     (Registrant)



                                     By: /s/ Gregory M. Krzemien
                                         ---------------------------------------
                                         Gregory M. Krzemien
                                         Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

     Exhibit No.         Description
     -----------         -----------

     99.1 Press Release, issued July 23, 2007, relating to the completion of the acquisition set forth in the Stock Purchase Agreement, dated July 12, 2007, by and among Mace Security International, Inc., Linkstar Interactive, Inc. and Maurry Mendelovich, Colin McIntyre, Michael Katz, Shawn Mendelovich, Christine McIntyre and Emily Pender.